Business Divestiture (Narratives) (Details) $ in Millions	Dec. 31, 2018 USD ($)
Notes to Consolidated Financial Statements [Abstract]
Total consideration of fire safety divestiture	$ 1,010
Cash consideration of fire safety divestiture	953
Long-term loan issued to the company by a subsidiary of the Buyer	57
Capital gain as a result of the sale	841
Loss of Rovita's sale	16
Loss of Rovita's sale after tax	$ 12